UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2018

CymaBay Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36500	94-3103561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7999 Gateway Blvd., Suite 130

Newark, CA 94560

(Address of principal executive offices)

(510) 293-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Submission of Matters to a Vote of Security Holders.

On June 5, 2018, the stockholders of CymaBay Therapeutics, Inc. (“CymaBay”) approved the CymaBay Therapeutics, Inc. amended and restated 2013 Equity Incentive Plan (the “Amended 2013 Plan”). The Amended 2013 Plan amended and restated the CymaBay Therapeutics, Inc. 2013 Equity Incentive Plan (the “2013 Plan”). The key differences between the terms of the 2013 Plan and the Amended 2013 Plan are as follows:

•	The Amended 2013 Plan provides that an additional 1,500,000 shares of common stock may be issued pursuant to stock awards granted under the Amended 2013 Plan.

•	The Amended 2013 Plan eliminates references to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Amended 2013 Plan eliminates individual grant limits that applied under the 2013 Plan to awards that were intended to comply with the exemption for “performance-based compensation” under Code Section 162(m), because those provisions were included in the 2013 Plan to allow CymaBay to comply with the exemption for “performance-based compensation” under Section 162(m), which has been repealed, effective for taxable years beginning after December 31, 2017.

•	The Amended 2013 Plan eliminates references to performance cash awards, because those awards were included in the 2013 Plan to allow CymaBay to comply with the exemption for “performance-based compensation” under Section 162(m), which has been repealed, effective for taxable years beginning after December 31, 2017.

•	The Amended 2013 Plan adds grant limits of 2,000,000 shares per year per participant for options and performance stock awards.

The Amended 2013 Plan, as was the case with the 2013 Plan, permits the grant of stock options, stock bonus awards, restricted stock awards, stock appreciation rights, restricted stock unit awards, performance-based stock awards and other awards (each individually, an “Award”). The Amended 2013 Plan is intended to attract and retain the best available personnel for positions of substantial responsibility, including (1) employees of CymaBay and any parent or subsidiary, (2) consultants who provide services to CymaBay and any parent or subsidiary, and (3) directors of CymaBay.

Subject to any adjustments for changes in CymaBay’s capitalization, an aggregate of 8,349,991 shares may be issued pursuant to awards under the Amended 2013 Plan. The number of shares available for issuance under the Amended 2013 Plan are reduced by (i) one share for each share of common stock issued pursuant to an option grant or stock appreciation right with a strike price of at least 100% of the fair market value of the underlying common stock on the date of grant, and (ii) one share for each share of common stock issued pursuant to stock bonus awards, restricted stock awards, stock unit awards, performance stock awards, or other stock awards granted under the Amended 2013 Plan.

In addition, the number of shares of common stock reserved for issuance under the Amended 2013 Plan automatically increases on January 1st of each year through (and including) January 1, 2023, in an amount equal to 5% of the total number of shares of common stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board of Directors may act prior to January 1st of a given year to provide that there will be no January 1st increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares of common stock than would otherwise occur pursuant to the preceding sentence.

A further description of the Amended 2013 Plan is contained in CymaBay’s proxy statement filed with the Securities and Exchange Commission on April 20, 2018. The Amended 2013 Plan is filed as Exhibit 10.1 to this Form 8-K, and the description above is qualified by reference to the Amended 2013 Plan as so filed.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 5, 2018, CymaBay Therapeutics, Inc. held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below is a brief description of each matter considered and voted upon at the Annual Meeting, together with the final tally of the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, including a separate tabulation with respect to each of the nine directors. A more complete description of each matter is set forth in CymaBay’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 20, 2018 (the “Proxy Statement”).

Proposal 1: Election of Directors.

CymaBay’s stockholders elected each of the nine directors proposed by CymaBay for election, to serve until the 2019 annual meeting of stockholders, and until their successors are elected and have qualified, or until their earlier death, resignation or removal. The tabulation of votes on this matter was as follows:

Director Nominee	Shares Voted For	Shares Withheld
Sujal A. Shah	40,483,988	46,391
Robert F. Booth, Ph.D.	37,684,554	2,845,825
Carl Goldfischer, M.D.	36,678,164	3,852,215
Caroline Loewy	40,357,562	172,817
Evan A. Stein, M.D., Ph.D.	40,358,000	172,379
Paul F. Truex	37,684,954	2,845,425
Kurt von Emster	40,326,602	203,777
Robert J. Weiland	40,358,112	172,267
Robert J. Wills, Ph.D.	37,677,754	2,852,625

There were 10,568,672 broker non-votes for this proposal.

Proposal 2: Approval of Amended and Restated 2013 Equity Incentive Plan

CymaBay’s stockholders approved the CymaBay Therapeutics, Inc. amended and restated 2013 Equity Incentive Plan. The tabulation of votes on this matter was as follows:

Shares voted for:	22,460,529
Shares voted against:	18,017,030
Shares abstaining	52,820
Broker non-votes	10,568,672

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm

CymaBay’s stockholders ratified the appointment of Ernst & Young LLP as CymaBay’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The tabulation of votes on this matter was as follows:

Shares voted for:	50,691,275
Shares voted against:	279,038
Shares abstaining	128,738
Broker non-votes	0

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	CymaBay Therapeutics, Inc. amended and restated 2013 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CymaBay Therapeutics, Inc.

By:	/s/ Sujal Shah
Name:	Sujal Shah
Title:	President and Chief Executive Officer

Dated: June 7, 2018